UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2004

                            OREGON STEEL MILLS, INC.
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(Exact name of registrant as specified in its charter)

     DELAWARE                           1-9887              94-0506370
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)           Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                97205
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(Address of principal executive offices)                      (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated April 28, 2004, announcing financial results for the quarter ended March 31, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2004, the Company issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (2) EBITDA after impairment charges; and (3) operating income or loss before the charge related to the tentative labor dispute settlement agreement; (4) net income exclusive of the "stock settlement charge" (as defined in the press release); and (5) operating income before the "stock settlement charge." "GAAP" refers to accounting principles generally accepted in the United States. The press release contains a reconciliation table of items 1 and 2 above to the most directly comparable GAAP measures. The Company believes the non-GAAP measures in items 1 and 2 above are useful to investors because they are a basis upon which the Company assesses its financial performance, and they provide useful information regarding the Company's ability to service its debt. In addition, EBITDA is useful to investors in evaluating the Company's financial performance because it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage. A reconciliation table of items 3, 4 and 5 above are set forth below. The Company believes the charge related to the tentative labor dispute settlement agreement is a nonrecurring item and therefore the non-GAAP financial measure in item 3 is more useful to investors when comparing the reported results to previous periods. In addition, although additional "stock settlement charges" are possible, the Company feels that the non-GAAP measures in items 4 and 5 are more useful to investors when comparing the reported results to previous periods. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

                                      Three Months Ended      Three Months Ended
                                           March 31,              December 31,
                                      --------------------    ------------------
                                        2004        2003            2003
                                        ----        ----            ----
Operating (loss) income                $15,103    $(6,571)       $(38,444)
Add back labor dispute settlement        7,000          -          31,089
                                       -------    -------        --------
Operating (loss) income before labor
    dispute settlement                 $22,103    $(6,571)       $ (7,355)
                                       =======    =======        ========

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:    4/28/04                               By:  /s/ Jeff S. Stewart
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                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)